MESSAGE FROM THE PRESIDENT

Dear Shareholder:

The old Wall Street adage that "IN A RISING MARKET BUY THE CONCEPT AND IN A DECLINING MARKET BUY THE EARNINGS" can certainly be applied to the technology frenzy and its aftermath. Whether the dot-com burnout, the dramatic over-expansion in the telecommunications sector and high personal computer inventories will tilt the United States into its first recession in over a decade, remains an open question. Much will depend on time and consumer confidence.

Time is needed for the excess capacity and high inventories in the technology and technology related industries to be depleted. Lower interest rates will not do it. Declining interest rates however have been very helpful in keeping consumer spending at a healthy pace. Automobile and housing demand remain vibrant and the United States, in the post World War II period, has never incurred a recession without autos and housing being negatively impacted. Although the tech-laden NASDAQ composite index(1) has fallen over 65% from its high in March of last year and investors have suffered a $3.1 trillion reduction in shareholder wealth, our economy remains in positive territory.

During the entire technology frenzy and its fallout, the M.S.B. Fund portfolio management team has continued to adhere to the Fund's investment philosophy of creating shareholder value over time and has not flinched one iota from its investment discipline of investing only in companies that are believed to have the potential of generating rising cash flow and/or earnings over time.

I am pleased to report that the M.S.B. Fund produced a total return of 4.28%(2) for the three months ended June 30, 2001. For the first six months ending June 30, 2001, the total return was -7.19%. The Fund's one year, three year, five year and ten year total returns for the period ending June 30, 2001 were 1.65%, 5.75%, 13.84% and 13.73%, respectively. If a shareholder had invested $10,000 in the Fund at inception in 1964 and reinvested all capital gains and distributions back into the Fund, the investment would have grown to $570,484 by June 30, 2001.

History reveals that bear markets and economic downturns are inevitable. Fortunately, they do not last nearly as long as bull markets and economic expansions. The United States has witnessed nine recessions and ten recoveries since World War II. The downturns have run from just seven months in duration to fifteen months. The average shortfall lasted about ten months, and the average recovery ran about 4 1/2 years. There have also been ten times in the post World War II period when the S&P 500(3) stock index dropped 20% or more from its peak. Fortunately, the average 20% or greater drop lasted just fifteen months.

During economic shortfalls and market downdrafts, fear and uncertainty can displace logic and reason. Some investors freeze and others panic and want out at any price. They throw "the baby out with the bath water." Yet, during these unnerving times, savvy long-term investors recognize that the price of a share of stock does not always reflect the true "business" or "intrinsic value" of a company. Attractive long-term buying opportunities for investors that incorporate solid investment principles in their security selection process can arise.

The M.S.B. Fund is poised to capitalize on such opportunities.

Sincerely,

/s/ Joseph R. Ficalora
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Large Capitalization Value Funds Average, which is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                                                                              AVERAGE ANNUAL
                                                                         TOTAL RETURN (unaudited)
                                                                -------------------------------------------
                                                                6 Months      Year      5 Years    10 Years
                                                                 Ended       Ended       Ended      Ended
                                                                6/30/01     6/30/01     6/30/01    6/30/01
                                                                --------    -------     -------    --------
M.S.B. Fund, Inc............................................    (7.19)%       1.65 %    13.84%      13.73%
Lipper Large Capitalization Value Funds Average.............    (2.79)%       3.88 %    11.90%      13.57%
Standard & Poor's 500 Composite Stock Price Index...........    (6.70)%     (14.83)%    14.48%      15.10%
Dow Jones Industrial Average................................    (1.85)%       2.04 %    15.09%      16.26%

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Data for the Lipper Large Capitalization Value Funds Average, the S&P 500 and DJIA are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses. Average annual total returns are stated for periods greater than one year.

Footnote 1: The Nasdaq composite index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System traded foreign common stocks and American Depository Receipts.

Footnote 2: Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Footnote 3: The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M.S.B. Fund's net asset value per share on June 30, 2001 was $19.24 versus $20.73 on December 31, 2000. The Fund's total return for the six-month period ending June 30, 2001 was -7.19%(1). For comparison purposes the six-month total return as of June 30, 2001 for the Lipper Large Capitalization Value Funds Average(2) was -2.88%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 9 1/2-year period beginning December 31, 1991 and ending June 30, 2001, coinciding with the tenure of the current portfolio management team, the M.S.B. Fund has provided a cumulative total return of 249.34%. This compares favorably to the 9 1/2-year cumulative return of 204.75% for the Lipper Growth & Income Funds Average (1992-1998)/Lipper Large Capitalization Value Funds Average (1999-2001).(3) The Fund's average annual total return for the 9 1/2-year period ending June 30, 2001 was 14.07% versus 12.45% for the Lipper Growth & Income/Large Capitalization Value Funds Averages.

The U.S. economy has decelerated rapidly, although not to recession levels which is defined by two consecutive quarters of negative Gross Domestic Product
(GDP)(4) growth. However, the current economic slowdown may feel like one, especially when compared to the significantly high economic growth we experienced over the past few years. Recently, there have been numerous job cuts and business closures, mostly in the technology and telecommunications industries. The effects of the high-tech fallout have rippled through the general economy and are now impacting other industries. Consequently, the Federal Reserve Board has been accommodative by lowering interest rates to help alleviate the situation. So far it seems to be working, GDP growth has remained positive.

While a slowing economy affects our companies' earnings over the short term, our preference for businesses with solid balance sheets and moderate capital expenditure requirements, that also demonstrate the ability to generate sustainable growth over long periods of time, enables us to withstand periods of economic weakness. In addition, these companies have the ability to continue to invest for the future and are frequently able to capitalize on the misfortune of others.

We continue to look for signs of economic improvement, but acknowledge that there is still the possibility of a recession in the near-term. We do not believe that our economy will resume the fast growth of the past few years anytime soon. In a slow growth economy, sustainable growth companies, such as the ones in our portfolio, are very desirable. We feel that we are well positioned in the current economic environment. In addition, it is our opinion that the stock prices of our portfolio companies are currently very attractive relative to their estimated intrinsic values.

During the first half of 2001, we added Sherwin-Williams Company to the portfolio(5) that we feel was attractively priced relative to its long-term fundamental outlook. Fannie Mae was eliminated from the portfolio due to its extended valuation and a variety of fundamental issues. We also took advantage of the increased volatility in share prices during the period, adding to a number of holdings while reducing others.

Footnote 1: Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Footnote 2: The Lipper Large Capitalization Value Funds Average is an average of funds that invest at lease 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Analytical Services reorganized its fund classifications during 1999. The Growth & Income category, of which the M.S.B. Fund was a member, no longer exists. The Fund is now included in the Large Capitalization Value category.

Footnote 3: The Lipper Growth and Income Funds Average is an average of funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. In the interest of continuity, we have added the 1999-June 2001 cumulative return for the Lipper Large Capitalization Value Funds Average to the 1992-1998 cumulative return for the Lipper Growth & Income Funds Average reported in 1998's annual report.

Footnote 4: Gross Domestic Product (GDP) is the measure of market value of the goods and services produced by labor and property in the U.S. GDP is made up of consumer and government purchase, private domestic investments and net exports of goods and services.

Footnote 5: The Fund's portfolio composition is subject to change.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS (95.3%)

  SHARES                                           VALUE
  ------                                           -----
             ADVERTISING (3.3%)
    65,000   Interpublic Group of Cos.,
               Inc............................  $ 1,907,750
             BANKS (3.9%)
    30,000   M & T Bank Corp. ................    2,265,000
             BEVERAGES NON-ALCOHOLIC (4.7%)
    60,000   Coca-Cola Co. ...................    2,700,000
             BUILDING PRODUCTS --
               RETAIL/WHOLESALE (5.1%)
    35,000   Home Depot, Inc. ................    1,629,250
    60,000   Sherwin-Williams Co. ............    1,332,000
                                                -----------
                                                  2,961,250
             COMMERCIAL SERVICES (4.4%)
    55,000   Cintas Corp. ....................    2,543,750
             COMPUTER SOFTWARE & SERVICES
               (7.7%)
    40,000   Automatic Data Processing,
               Inc. ..........................    1,988,000
    35,000   Microsoft Corp.*.................    2,555,000
                                                -----------
                                                  4,543,000
             DISTRIBUTOR-CONSUMER PRODUCTS
               (4.2%)
    90,000   Sysco Corp. .....................    2,443,500
             ELECTRICAL EQUIPMENT (4.2%)
    40,000   Emerson Electric Co. ............    2,420,000
             ELECTRONICS & SEMICONDUCTORS
               (3.0%)
    60,000   Intel Corp. .....................    1,755,000
             FINANCIAL SERVICES (7.0%)
    50,000   American Express Co. ............    1,940,000
    30,000   Freddie Mac......................    2,100,000
                                                -----------
                                                  4,040,000

COMMON STOCKS, CONTINUED


  SHARES                                           VALUE
  ------                                           -----
             FOOD PROCESSING (3.2%)
    40,000   Wm. Wrigley Jr., Co. ............  $ 1,874,000
             HEALTH CARE-DIVERSIFIED (5.2%)
    60,000   Johnson & Johnson................    3,000,000
             HEALTH CARE-DRUGS (6.6%)
    40,000   Abbott Laboratories..............    1,920,400
    30,000   Merck & Co., Inc. ...............    1,917,300
                                                -----------
                                                  3,837,700
             HOUSEHOLD PRODUCTS (3.2%)
    55,000   Clorox Co. ......................    1,861,750
             INSURANCE (7.1%)
        60   Berkshire Hathaway, Inc.*........    4,164,000
             MANUFACTURING/DIVERSIFIED (3.3%)
    30,000   Illinois Tool Works, Inc. .......    1,899,000
             OFFICE EQUIPMENT & SUPPLIES
               (4.0%)
    55,000   Pitney Bowes, Inc. ..............    2,316,600
             PERSONAL CARE (2.5%)
    50,000   Gillette Co. ....................    1,449,500
             PUBLISHING-NEWSPAPERS (4.0%)
    35,000   Gannett Co., Inc. ...............    2,306,500
             RESTAURANTS (2.8%)
    60,000   McDonald's Corp. ................    1,623,600
             RETAIL-GENERAL MERCHANDISE (3.4%)
    40,000   Wal-Mart Stores, Inc. ...........    1,952,000

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 4

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS, CONTINUED


SHARES OR
PRINCIPAL
  AMOUNT                                           VALUE
---------                                          -----
             RETAIL-SPECIALTY STORES (2.5%)
    50,000   Gap, Inc. .......................  $ 1,450,000
                                                -----------
             Total Common Stocks
               (Cost $37,831,835).............   55,313,900
                                                -----------
           COMMERCIAL PAPER (4.7%)
             FINANCIAL SERVICES (4.7%)
$1,000,000   Ford Motor Credit,
               3.78%, 7/3/01..................    1,000,000
 1,733,000   Household Finance Corp.,
               4.06%, 7/2/01..................    1,733,000
                                                -----------
             Total Commercial Paper
               (Cost $2,733,000)..............    2,733,000
                                                -----------


                                                     VALUE
                                                     -----
             Total Investments
               (Cost $40,564,835) (a)...  100.0%  $58,046,900
             Other assets in excess of
               liabilities..............    0.0%       17,229
                                          -----   -----------
             Total Net Assets...........  100.0%  $58,064,129
                                          =====   ===========

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation         $19,183,759
Unrealized depreciation          (1,701,694)
                                -----------
Net unrealized appreciation     $17,482,065
                                ===========

 * Non-income producing security

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              JUNE 30, 2001
                                                              -------------
ASSETS:
Investment in securities, at value (Cost $40,564,835).......   $58,046,900
Cash........................................................           725
Dividends and interest receivable...........................        41,511
Prepaid expenses............................................        24,401
                                                               -----------
  Total assets..............................................    58,113,537
LIABILITIES:
Investment advisory fee payable.............................        36,575
Accounting fee payable......................................           183
Transfer agent fee payable..................................         7,568
Accrued expenses payable....................................         5,082
                                                               -----------
  Total liabilities.........................................        49,408
                                                               -----------
NET ASSETS, applicable to 3,017,900 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........   $58,064,129
                                                               ===========
NET ASSETS:
Par value of capital shares.................................   $     3,018
Additional paid in capital..................................    38,171,917
Accumulated net investment loss.............................       (36,359)
Accumulated net realized gains from investment
  transactions..............................................     2,443,488
Unrealized appreciation from investments....................    17,482,065
                                                               -----------
NET ASSETS..................................................   $58,064,129
                                                               ===========
NET ASSET VALUE, offering and redemption price
  per share ($58,064,129/3,017,900 shares)..................   $     19.24
                                                               ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 6

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2001
                                                                ----------------
INVESTMENT INCOME:
  Dividends.................................................      $   334,050
  Interest..................................................           50,251
                                                                  -----------
     Total investment income................................          384,301
EXPENSES:
  Investment advisory.......................................          219,924
  Administration............................................           40,200
  Directors.................................................           42,243
  Transfer agent............................................           31,170
  Legal.....................................................           42,377
  Printing..................................................           21,904
  Insurance.................................................            5,101
  Audit.....................................................           13,230
  Custodian.................................................            4,941
  Registration..............................................            8,410
  Miscellaneous.............................................            2,037
                                                                  -----------
     Total expenses before voluntary fee reductions.........          431,537
     Expenses voluntarily reduced by Administrator..........          (10,877)
                                                                  -----------
     Net expenses...........................................          420,660
                                                                  -----------
     Net investment loss....................................          (36,359)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions.............        2,443,488
Change in unrealized appreciation/depreciation from
  investments...............................................       (7,009,034)
                                                                  -----------
Net realized/unrealized losses from investments.............       (4,565,546)
                                                                  -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      $(4,601,905)
                                                                  ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               SIX MONTHS      YEAR ENDED
                                                                  ENDED       DECEMBER 31,
                                                              JUNE 30, 2001       2000
                                                              -------------   ------------
                                                               (UNAUDITED)
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $   (36,359)   $    (4,656)
  Net realized gains from investment transactions...........     2,443,488      4,288,764
  Change in unrealized appreciation/depreciation from
     investments............................................    (7,009,034)    (1,123,016)
                                                               -----------    -----------
Change in net assets resulting from operations..............    (4,601,905)     3,161,092
Distributions to shareholders:
  Net realized gains from investment transactions...........            --     (4,454,062)
                                                               -----------    -----------
Total distributions to shareholders.........................            --     (4,454,062)
Capital Transactions:
  Change in net assets from capital share transactions (See
     Note 3)................................................    (1,128,308)    (2,567,575)
                                                               -----------    -----------
Change in net assets........................................    (5,730,213)    (3,860,545)
NET ASSETS:
  Beginning of period.......................................    63,794,342     67,654,887
                                                               -----------    -----------
  End of period.............................................   $58,064,129    $63,794,342
                                                               ===========    ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 8

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                      SIX MONTHS
                                         ENDED                         YEAR ENDED DECEMBER 31,
                                       JUNE 30,           --------------------------------------------------
                                         2001              2000         1999      1998      1997      1996
                                      ----------           ----         ----      ----      ----      ----
                                      (UNAUDITED)
NET ASSET VALUE, beginning of
  period............................    $ 20.74           $ 21.09      $ 21.49   $ 17.73   $ 14.60   $ 13.63
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)......      (0.01)               --(2)      0.01      0.01      0.07      0.11
  Net realized and unrealized gains
     (losses) from investments......      (1.49)             1.18         1.20      5.55      4.10      2.76
                                        -------           -------      -------   -------   -------   -------
     Total from operations..........      (1.50)             1.18         1.21      5.56      4.17      2.87
                                        -------           -------      -------   -------   -------   -------
DISTRIBUTIONS:
  From net investment income........         --                --        (0.01)    (0.01)    (0.07)    (0.14)
  From net realized gains on
     investments....................         --             (1.53)       (1.60)    (1.79)    (0.97)    (1.76)
                                        -------           -------      -------   -------   -------   -------
     Total distributions............         --             (1.53)       (1.61)    (1.80)    (1.04)    (1.90)
                                        -------           -------      -------   -------   -------   -------
NET ASSET VALUE, end of period......    $ 19.24           $ 20.74      $ 21.09   $ 21.49   $ 17.73   $ 14.60
                                        =======           =======      =======   =======   =======   =======
Total return........................    (7.19)%(3)          5.68%        5.79%    31.45%    28.88%    21.16%
Ratio of net expenses to average net
  assets............................      1.43%(4)          1.31%        1.24%     1.32%     1.41%     1.41%
Ratio of net investment income
  (loss) to average net assets......    (0.12)%(4)        (0.01)%        0.03%     0.02%     0.43%     0.71%
Ratio of expenses to average net
  assets (1)........................      1.47%(4)          1.43%        1.26%     1.39%     1.55%     1.61%
Portfolio turnover rate.............         7%               15%          22%       32%       23%       45%
NET ASSETS, end of period (000's)...    $58,064           $63,794      $67,655   $65,824   $49,267   $37,358

--------------------------------------------------------------------------------

(1) During the period, certain fees were waived. If such fee waivers had not occurred, the ratio would have been as indicated.

(2) Net loss per share was less than $0.005.

(3) Not annualized.

(4) Annualized.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001
(UNAUDITED)

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a New York corporation. The Fund was incorporated under the laws of the State of New York on June 8, 1964.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income, if any, are declared and paid annually. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F--Other--As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide (the "Guide")for Investment Companies. There was no material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001
(UNAUDITED)

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the six months ended June 30, 2001.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services, Ohio, Inc., a subsidiary of The BISYS Group, Inc., serves the Fund as Administrator and Transfer Agent (the "Administrator", the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Administrator a minimum monthly fee plus out-of-pocket expenses. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee plus out-of-pocket expenses.

NOTE 3--CAPITAL STOCK

At June 30, 2001, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 2001 and the year ended December 31, 2000, were as follows:

                                                                   SHARES              AMOUNT
                                                                   (000)               ($000)
                                                                ------------    --------------------
                                                                2001    2000      2001        2000
                                                                ----    ----      ----        ----
Shares sold.................................................      45     136    $    882    $  2,687
Shares issued in reinvestment of dividends..................       1     180           9       3,664
                                                                ----    ----    --------    --------
                                                                  46     316         891       6,351
                                                                ----    ----    --------    --------
Shares redeemed.............................................    (105)   (447)     (2,019)     (8,919)
                                                                ----    ----    --------    --------
Net increase/(decrease).....................................     (59)   (131)   ($ 1,128)   ($ 2,568)
                                                                ====    ====    ========    ========

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended June 30, 2001, were $3,773,005 and $6,845,996 respectively.

                                     Notes

                                     Notes

                                     Notes

                                     M.S.B.
                                   FUND, INC.

OFFICERS

Joseph R. Ficalora
President
Michael J. Gagliardi
First Vice President

William A. McKenna, Jr.
Second Vice President
Rodger D. Shay
Vice President and Assistant
  Secretary

Edward E. Sammons, Jr.
Vice President and Secretary
John J. McCabe
Vice President

Mark F. Trautman
Vice President
Steven D. Pierce
Treasurer

Alaina V. Metz
Assistant Secretary

BOARD OF DIRECTORS

Malcolm J. Delaney
Timothy A. Dempsey
Harry P. Doherty
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
David F. Holland
William A. McKenna, Jr.

                                  M.S.B.
                                FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
Suite 400
720 East Pete Rose Way
Cincinnati, Ohio 45202

This report is submitted for the general information of shareholders of the M.S.B. Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Fund.
Read the prospectus carefully before investing or sending money.

                            [M.S.B. FUND, INC. LOGO]

                               SEMI-ANNUAL REPORT
                          .............................
                                 June 30, 2001